UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2007

NAVTEQ CORPORATION (Exact Name of Registrant as Specified in Charter)

DELAWARE	0-21323	77-0170321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

NAVTEQ CORPORATION

425 West Randolph Street

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

(312) 894-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

On October 1, 2007, NAVTEQ Corporation (the “Company”) entered into an Agreement and Plan of Merger (“Merger Agreement”) with Nokia Inc., a Delaware corporation (“Parent”), North Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”) and, for certain purposes set forth in the Merger Agreement, Nokia Corporation, a corporation organized and existing under the laws of the Republic of Finland (“Nokia”).

Subject to the terms and conditions of the Merger Agreement, Purchaser will be merged with and into the Company (the “Merger”), each outstanding share of the common stock of the Company, par value $0.001 per share (the “Common Stock”), will be converted into the right to receive $78.00 in cash, without interest, and the Company will survive the Merger as a wholly-owned subsidiary of the Parent. All unvested options to purchase the Common Stock will accelerate and vest in full immediately prior to the consummation of the Merger. Option holders will receive a cash payment for each option held equal to the excess of $78.00 over the applicable option exercise price, less taxes.

The Merger has been approved by the respective board of directors of Parent, Purchaser and the Company.  The Company and Nokia issued a joint press release dated October 1, 2007 announcing the execution of the Merger Agreement.   A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The Merger Agreement includes customary representations, warranties and covenants of the parties.  The covenants of the Company include, among other things, a requirement to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger, a prohibition against soliciting proposals relating to alternative business combinations and, with certain exceptions, a prohibition against engaging in discussions or negotiations relating to proposals regarding alternative business combinations transactions. In addition, the Merger Agreement requires, subject to certain exceptions, that the Company’s Board of Directors recommend that its stockholders vote for the approval and adoption of the Merger Agreement and the Merger and not approve, endorse or recommend any alternative business combination transactions or proposals with respect thereto.

Consummation of the Merger is subject to customary closing conditions, including approval of the Company’s stockholders by a majority vote of the outstanding stock, expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the expiration, lapsing or termination of any applicable waiting or other periods under any antitrust, competition or fair trade laws of any member state of the European Union and regulatory approvals or clearances by the European Commission and any applicable European Union member state, and completion of the review process by the Committee on Foreign Investment in the United States under the Exon-Florio amendment to the Defense Production Act of 1950, as amended.

The Merger Agreement contains certain termination rights for both the Company and the Parent and further provides that the Company will be required to pay Parent a termination fee of $250 million if the Merger Agreement is terminated under certain specified circumstances.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement filed hereto as

Exhibit 2.1, which is incorporated herein by reference. The Merger Agreement contains representations and warranties of the Company, Parent and Purchaser made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement among the Company, Parent, Purchaser and Nokia and may be subject to important qualifications and limitations agreed to by them in connection with the negotiation of the Merger Agreement and the transactions contemplated thereby. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to contractual standards of materiality different from those generally applicable to stockholders or may have been used for purposes of allocating risk among the Company, Parent, Purchaser and Nokia rather than establishing matters as facts.

Important Information for Company Stockholders

The Company will file a preliminary and definitive proxy statement and other relevant documents with the Securities and Exchange Commission (SEC) with respect to the proposed merger. The definitive proxy statement, when available, will be sent to stockholders of the Company seeking their approval and adoption of the Merger Agreement. Investors and stockholders of the Company are urged to read carefully the preliminary and definitive proxy statement and other materials when they become available before making any voting decision because it will contain important information about the proposed merger. In addition, the documents filed with the SEC by the Company may be obtained free of charge from the Company’s website at www.navteq.com or by directing a request to the Company at 425 West Randolph Street, Chicago, IL 60606, Attention: Investor Relations, telephone: (312) 894-7000.

The Company and certain of its executive officers, directors and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger.  Information about the executive officers, directors and other employees of the Company and their direct or indirect interests, by security holdings or otherwise, in the Merger will be set forth in the proxy statement when it becomes available and is also included in the Company’s proxy statement for its 2007 Annual Meeting, which was filed with the SEC on April 10, 2007 and Annual Report on form 10-K for the year ended December 31, 2006. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at the Company as described above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the documents filed as exhibits hereto contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. These statements also include statements about the risk that the Merger will not be consummated, the timing of the consummation of the Merger and the regulatory approval requirements relating to the Merger. The statements are based on our current beliefs or expectations and are inherently subject to various risks and uncertainties, including those set forth under “Item 1A. Risk Factors” in each of the Company’s most recent Annual and Quarterly Reports filed with the SEC. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. The Company does not undertake any obligation to update any forward-looking statements contained in this document.

Section 9 — Financial Statement and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Nokia Inc., North Acquisition Corp. and NAVTEQ Corporation dated as of October 1, 2007.

99.1	Press Release issued jointly by NAVTEQ Corporation and Nokia on October 1, 2007.

99.2	NAVTEQ Investor Q&A.

99.3	Presentation materials for joint conference call dated October 1, 2007.

99.4	Letter to NAVTEQ Corporation employees from Judson C. Green, CEO.

99.5	NAVTEQ Corporation Employee Q&A.

99.6	Transcript of Video Conference for NAVTEQ Corporation employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVTEQ CORPORATION

Date: October 1, 2007	By:	/s/ Lawrence M. Kaplan
Lawrence M. Kaplan
Senior Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Nokia Inc., North Acquisition Corp. and NAVTEQ Corporation dated as of October 1, 2007.

99.1	Press Release issued jointly by NAVTEQ Corporation and Nokia on October 1, 2007.

99.2	NAVTEQ Investor Q&A.

99.3	Presentation materials for joint conference call dated October 1, 2007.

99.4	Letter to NAVTEQ Corporation employees from Judson C. Green, CEO.

99.5	NAVTEQ Corporation Employee Q&A.

99.6	Transcript of Video Conference for NAVTEQ Corporation employees.